Exhibit 10.20

EXECUTION VERSION

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of October 31, 2023, is executed by American Gene Technologies International Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in favor of Wilmington Trust, National Association, as collateral agent (in such capacity together with its successors in such capacity, the “Collateral Agent”) on behalf of the Investors listed on the signature pages hereof.

RECITALS

A. Company and the Investors are parties to that certain Senior Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof (as amended and restated from time to time) (the “Purchase Agreement”), pursuant to which the Company has issued senior secured convertible promissory notes (as amended, modified or otherwise supplemented from time to time, each a “Note” and collectively, the “Notes”). As of the date hereof, $5.89 million aggregate principal amount of the Notes has been issued.

B. In order to induce certain Investors to extend the credit evidenced by the Notes, Company has agreed to enter into this Security Agreement and to grant Collateral Agent, for the benefit of itself and the Investors, the security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with Collateral Agent and the Investors as follows:

1. Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:

“Business Day” means any day other than a Saturday, a Sunday or any day which is a federal holiday or any day on which banking institutions or trust companies in the States of Delaware or New York are authorized or obligated by law, regulation or executive order to remain closed.

“Collateral” has the meaning given to that term in Section 2 hereof.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Majority Note Holders” shall mean the holders constituting at least a majority of the then-outstanding principal amount of the Notes.

“Obligations” means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Collateral Agent and the Investors of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Purchase Agreement and/or the Notes, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Permitted Liens” means (a) Liens for taxes, fees, assessments or other government charges or levies not yet delinquent or being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s, supplier’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and other Liens to secure the performance of tenders, statutory obligations, contract bids, leases, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual arrangements; (d) Liens in favor of the Collateral Agent: (e) Liens upon any equipment acquired or held by Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under the Notes; (g) Liens in favor of customs and revenue authorities to secure payments of customs duties in connection with the importation of goods, (h) Liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (i) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (j) leases or subleases and licenses or sublicenses granted in the ordinary course of Company’s business; (k) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the Company’s business; and (l) Liens in existence at the date of this Agreement and set forth on Attachment 1 hereto.

“Pro Rata Share” means, when calculating an Investor’s portion of any distribution or amount, that distribution or amount (expressed as a percentage) equal to a fraction (i) the numerator of which is the original outstanding principal amount of such Investor’s Note and (ii) the denominator of which is the original aggregate outstanding principal amount of all Notes issued under the Purchase Agreement. In the event that an Investor receives payments or distributions in excess of its Pro Rata Share, then such Investor shall hold in trust all such excess payments or distributions for the benefit of the other Investors and shall pay such amounts held in trust to such other Investors upon demand by such Investors.

“UCC” means the Uniform Commercial Code as in effect in the State of Delaware from time to time.

All capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Purchase Agreement. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2. Grant of Security Interest. As security for the Obligations, Company hereby pledges to Collateral Agent and grants to Collateral Agent a security interest of first priority in all right, title and interests of the Company’s business involving researching, developing, manufacturing and commercializing pharmaceuticals and other products for the diagnosis, treatment, management or prevention of human immunodeficiency virus (the “HIV Business”) and to the property described in Attachment 2 hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”).

Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term “Collateral” shall not include any equipment or other property financed by a third party, provided that such third party’s Liens are Liens of the type described in subsection (e) of the definition of Permitted Liens; provided further that such equipment or other property shall be deemed “Collateral” hereunder if such third party’s Lien is released or otherwise terminated.

3. General Representations and Warranties. Company represents and warrants to Collateral Agent and the Investors that (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, Collateral Agent has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) all accounts receivable and payment intangibles are genuine and enforceable against the party obligated to pay the same, except to the extent not material to the accounts receivable and payment intangibles as a whole; and (d) the originals of all documents (if any) evidencing all accounts receivable and payment intangibles of Company and the only original books of account and records of Company relating thereto are, and will continue to be, kept at the address of the Company set forth in Section 8 of this Security Agreement or at such other location as Company may notify Collateral Agent pursuant to Section 4(e) of this Security Agreement.

4. Covenants Relating to Collateral. Company hereby agrees (a) to perform all acts that may be necessary (as reasonably determined by Collateral Agent, acting at the direction of Majority Note Holders) to maintain, preserve, protect and perfect the Lien granted to Collateral Agent therein and the perfection and priority of such Lien, except for Permitted Liens; (b) to perform all acts that may be necessary (as reasonably determined by Collateral Agent, acting at the direction of Majority Note Holders) to maintain, preserve and protect the Collateral; (c) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in material violation of any policy of insurance covering the Collateral; (d) to pay promptly when due all taxes and other governmental charges, all Liens (except for Permitted Liens) and all other charges now or hereafter imposed upon or affecting any Collateral, except to the extent being contested by the Company in good faith; (e) without 10 days’ written notice to Collateral Agent and the Investors, (i) not to change Company's name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company's records (if any) relating to accounts receivable and payment intangibles are kept, and (ii) not to change Company’s state of incorporation, (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Collateral Agent (acting at the direction of Majority Note Holders) to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly upon the request of any Investor all originals of Collateral consisting of instruments. Without limiting any other provision of this Security Agreement, in the event Company or any subsidiary of the Company creates or acquires any material asset(s) that would be Collateral, the Company shall promptly notify the Collateral Agent and the Investors of such creation or acquisition, and the Company or such subsidiary shall take all actions reasonably requested by the Collateral Agent (acting at the direction of Majority Note Holders) to perfect a security interest in such asset(s).

5. Authorized Action by Collateral Agent. Until all Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made) have been paid in full, Company hereby irrevocably appoints Collateral Agent as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Collateral Agent may (but Collateral Agent shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) perform any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; (e) pay any indebtedness of Company relating to the Collateral; and (f) file UCC financing statements, continuation statements and amendments thereto and execute other documents, instruments and agreements required hereunder; provided, however, that Collateral Agent shall not exercise any such powers granted pursuant to subsections (a) through (e) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Notwithstanding the grant of authority to the Collateral Agent to file UCC financing statements, continuation statements and amendments thereto, the Collateral Agent shall have no duty to make any such filings or to otherwise take actions to perfect or maintain the perfection of the security interest granted hereunder.

6. Default and Remedies.

(a) Default. Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Notes).

(b) Remedies. Upon the occurrence and during the continuance of any such Event of Default, Collateral Agent shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to (but not the obligation to): (a) require Company to assemble the Collateral and make it available to Collateral Agent and the Investors at a place to be reasonably designated by Collateral Agent and the Investors; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Collateral Agent and the Investors deem appropriate. Company hereby agrees that ten (10) days’ notice of any intended sale or disposition of any Collateral is reasonable. In furtherance of Collateral Agent's rights hereunder, Company hereby grants to Collateral Agent an irrevocable, non-exclusive license, exercisable without royalty or other payment by Collateral Agent, and only in connection with the exercise of remedies hereunder after the occurrence and during the continuance of an Event of Default, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c) Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Collateral Agent at the time of, or received by Collateral Agent after, the occurrence of an Event of Default) shall be distributed by the Collateral Agent to and applied as follows, based on information provided to it in accordance with Section 7(g):

(i) First, to the payment of fees and reasonable documented out of pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Collateral Agent;

(ii) Second, to the payment to each Investor of the amount then owing or unpaid on such Investor’s Note(s) and any Obligations then owing or unpaid, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon such Note(s) or Obligations, then its Pro Rata Share of the amount remaining to be distributed (to be applied first to accrued interest, second to outstanding principal and third to other Obligations); and

(iii) Third, to the payment of the surplus, if any, to Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

7. Collateral Agent.

(a) Appointment. The Investors hereby appoint Wilmington Trust, National Association as Collateral Agent for the Investors under this Security Agreement to serve from the date hereof until the termination of the Security Agreement, or earlier resignation of the Collateral Agent. The Company hereby acknowledges such appointment.

(b) Powers and Duties of Collateral Agent

(i) Each Investor hereby irrevocably authorizes the Collateral Agent to take such action and to exercise such powers hereunder as are expressly provided herein or as requested in writing by the Majority Note Holders in accordance with the terms hereof, together with such powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Collateral Agent shall not have or be deemed to have, by reason hereof or any of the other related documents, a fiduciary relationship in respect of any Investor, the Company or any other Person, whether before or after the occurrence of any Event of Default; and nothing herein or any of the other documents, expressed or implied, is intended to or shall be so construed as to impose upon Collateral Agent any covenants or obligations in respect hereof or any of the other documents except as expressly set forth herein or therein. Collateral Agent may execute any of its duties hereunder by or through agents or employees and the Collateral Agent shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith. It is further agreed and understood between the parties hereto that such care as Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Collateral Agent's possession; provided, however, that Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

(c) Exculpations.

(i) Neither the Collateral Agent nor any of its directors, officers or employees shall be liable or responsible to any Investor, the Company or any other Person for any action taken or omitted to be taken by Collateral Agent or any other such person hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of the Collateral Agent, as determined by a final non-appealable order of a court of competent jurisdiction, nor shall the Collateral Agent or any of its directors, officers or employees be liable or responsible for (i) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Security Agreement or any instrument or document delivered hereunder or relating hereto; (ii) the title of Company to, or value of, any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (iii) the determination, verification or enforcement of Company’s compliance with any of the terms and conditions of this Security Agreement, the Purchase Agreement, the Notes or any other document related hereto; (iv) the failure by Company to deliver any instrument or document required to be delivered pursuant to the terms hereof; (v) the perfection of the security interest in the Collateral; or (vi) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the Collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

(ii) In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(iii) The Collateral Agent shall not be charged with knowledge of (A) any events or other information, or (B) any default under this Security Agreement, the Notes, the Note Purchase Agreement or any other agreement unless the Collateral Agent shall have received written notice thereof in accordance with Section 8(a) hereof from any Investor.

(iv) The Collateral Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Security Agreement and the Intellectual Property Security Agreement, including without limitation, the Note Purchase Agreement, whether or not an original or a copy of such agreement has been provided to the Collateral Agent. The Collateral Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement, instrument, or document other than this Security Agreement and the Intellectual Property Security Agreement.

(v) Neither the Collateral Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, the Investors, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. Collateral Agent may assume performance by all such Persons of their respective obligations.

(vi) The Collateral Agent may, at the expense of the Company, request, rely on and act in accordance with officer’s certificates and/or opinions of counsel, and shall incur no liability and shall be fully protected in acting or refraining from acting in accordance with such officer’s certificates and opinions of counsel.

(vii) The Collateral Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Security Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(viii) The Collateral Agent shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate the security interest granted to the Collateral Agent pursuant to this Security Agreement, the Intellectual Property Security Agreement or other related agreements or (ii) enable the Collateral Agent to exercise and enforce its rights under this Security Agreement, the Intellectual Property Security Agreement and the other related agreements with respect to such pledge and security interest. In addition, the Collateral Agent shall have no responsibility or liability (i) in connection with the acts or omissions of the Company in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest.

(d) Fees and Indemnity.

(i) Company agrees to pay fees to the Collateral Agent as set forth in that certain Fee Agreement, dated as of September 5, 2023, by American Gene Technologies in favor of Wilmington Trust, National Association (the “Fee Agreement”).

(ii) In the case of this Security Agreement and the transactions contemplated hereby and any related document relating to any of the Collateral, each of the Investors agrees to pay to the Collateral Agent, on demand, its Pro Rata Share of all fees and all expenses incurred in connection with the operation and enforcement of this Security Agreement, the Notes, the Intellectual Property Security Agreement or any related agreement to the extent that such fees or expenses have not been paid by Company.

(iii) In the case of this Security Agreement and each instrument and document relating to any of the Collateral, each of the Investors and the Company hereby agree to hold the Collateral Agent harmless, and the Company agrees to indemnify the Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Security Agreement, the Intellectual Property Security Agreement, the Notes and the transactions contemplated hereby and thereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent, as determined by a final non-appealable order of a court of competent jurisdiction. To the extent that the Company fails to satisfy its obligations to the Collateral Agent under this Section 7(d)(iii), each of the Investors agrees to indemnify the Collateral Agent, severally based on such Investor’s Pro Rata Share, from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Security Agreement, the Intellectual Property Security Agreement, the Notes and the transactions contemplated hereby and thereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent, as determined by a final non-appealable order of a court of competent jurisdiction.

(iv) Nothing in this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.

(v) The provisions of this Section 7(d) shall survive termination of this Security Agreement, repayment of the Notes and the earlier resignation of the Collateral Agent.

(e) Succession.

(i) The Collateral Agent may resign and be discharged from its duties and obligations hereunder at any time by giving no less than thirty (30) calendar days’ prior written notice of such resignation to the Company and the Investors, specifying the date when such resignation shall take effect. The Majority Note Holders shall appoint a successor Collateral Agent. If the Majority Note Holders have failed to appoint a successor prior to the expiration of thirty (30) calendar days following the notice given above, the Collateral Agent shall be entitled, at its sole discretion (at the sole cost and expense of the Company, including with respect to reasonable attorneys’ fees and expenses) to (i) apply to a court of competent jurisdiction to appoint a successor or for other appropriate relief, and any such resulting appointment or relief shall be binding upon all of the Investors, or (ii) deliver the Collateral held hereunder to an Investor, and thereafter shall have no further duties, responsibilities or obligations hereunder.

(ii) Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Collateral Agent is a party, will be and become the successor Collateral Agent (the “Successor Collateral Agent”) under this Security Agreement, the Intellectual Property Security Agreement and related documents and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act. Upon notification of succession as described herein, the Company and the Majority Noteholders shall have the right to appoint a replacement Collateral Agent upon providing no less than thirty (30) calendar days prior written notice to the Successor Collateral Agent.

(f) Action Upon Direction.

(i) Notwithstanding anything in this Security Agreement, the Intellectual Property Security Agreement, the Notes or any other document, in exercising any discretion or power or making any determinations under this Security Agreement, the Intellectual Property Security Agreement, the Notes and the other related documents, the Collateral Agent shall act or refrain from acting pursuant to direction from Majority Note Holders and the Collateral Agent shall be entitled to delay action or refrain from any action unless and until it has received such direction and shall have no liability to any Investor, the Company or any other Person by reason of such delay.

(ii) The Collateral Agent shall have no liability to the Company, any Investor or any other Person with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Majority Note Holders.

(iii) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Security Agreement, the Intellectual Property Security Agreement, the Notes or any related document at the request or direction of any Investor, pursuant to the provisions of this Security Agreement, unless such Investor shall have offered, and if requested, provided to the Collateral Agent security or indemnity (satisfactory to the Collateral Agent in its sole and absolute discretion) against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

(g) Determinations of Investors, Principal Amount of Notes, Notes Obligations. Whenever in the course of performance of its duties under this Security Agreement and the related documents, the Collateral Agent deems it necessary or desirable to (i) ascertain the identity and notice address of the Investors, the Collateral Agent shall be entitled to conclusively rely on the Note Register maintained by the Company, or (ii) the amount of Obligations due and owing on the Notes, the Collateral Agent shall be entitled to conclusively rely on a written statement by each Investor as to the amount due and owing to such Investor, and in the event an Investor fails to respond to a request by the Collateral Agent for such statement, the Note Register maintained by the Company.

8. Miscellaneous.

(a) Notices. Except as otherwise provided herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) one (1) Business Day after deposit with a recognized overnight delivery service, or (iii) three (3) Business Days after deposit with the U.S. Postal Service by first class certified or registered mail, postage prepaid, return receipt requested; provided that, when any notice, request or other communication is provided, an electronic mail transmission may also be provided as a courtesy to the Collateral Agent; provided that, all notices to the Collateral Agent shall be deemed received upon actual receipt by the Collateral Agent at the address set forth on its signature block. All such communications shall be addressed to the Company or the Collateral Agent at the address set forth in its signature block and to any Investor at its address appearing on the books of the Company (which the Company shall provide to the Collateral Agent promptly upon request of the Collateral Agent), or at such other address as either party shall have furnished to the other parties upon ten (10) days’ notice.

(b) Termination of Security Interest. Upon the payment or conversion in full of all Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made) and the cancellation or termination of any commitment to extend credit or purchase Notes under the Purchase Agreement, the security interest granted herein shall terminate automatically and all rights to the Collateral shall immediately revert to Company. Upon such termination, Collateral Agent hereby authorizes Company to file any UCC termination statements necessary to effect such termination and Collateral Agent will execute and deliver to Company any additional documents or instruments as Company shall reasonably request to evidence such termination, at the Company’s sole cost and expense.

(c) Nonwaiver. No failure or delay on Collateral Agent's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(d) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Collateral Agent; provided that in the event that an amendment or waiver adversely affects the obligations or rights of an Investor in a different manner than the other Investors by its terms, without reference to the principal amount of the Note held by such Investor, such amendment or waiver shall also require the written consent of such Investor. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(e) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Collateral Agent and Company and their respective successors and assigns; provided, however, that Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Collateral Agent.

(f) Cumulative Rights, etc. The rights, powers and remedies of Collateral Agent under this Security Agreement shall be in addition to all rights, powers and remedies given to Collateral Agent by virtue of any applicable law, rule or regulation of any governmental authority, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent’s rights hereunder. Company waives any right to require Collateral Agent to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Collateral Agent's power.

(g) Payments Free of Taxes, Etc. All payments made by Company shall be made by Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, subject to the terms of the Fee Agreement, Company shall pay within ten (10) Business Days of written demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon reasonable request by any Investor or the Collateral Agent, Company shall furnish evidence reasonably satisfactory to Majority Note Holders that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(h) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(i) Expenses. Company shall pay within ten (10) Business Days of written demand all reasonable documented out of pocket fees and expenses, including reasonable documented out of pocket attorneys' fees and expenses, incurred by Collateral Agent in connection with the negotiation of, and performance under, this Security Agreement, the other related transaction documents and any amendment hereto or thereto, the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

(j) Construction. This Security Agreement is the result of negotiations among, and has been reviewed by, Company, Investors, Collateral Agent and their respective counsel. Accordingly, this Security Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Company, Investors or Collateral Agent.

(k) Entire Agreement. This Security Agreement, the Purchase Agreement, the Intellectual Property Security Agreement and the Notes contain the entire agreement of Company, Investors and Collateral Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof; provided that, except with respect to defined terms incorporated herein, the Collateral Agent shall not be charged with knowledge of, nor have any duty with respect to, the Purchase Agreement.

(l) Other Interpretive Provisions. References in this Security Agreement to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Security Agreement refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. The words “include” and “including” and words of similar import when used in this Security Agreement shall not be construed to be limiting or exclusive.

(m) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules (except to the extent governed by the UCC).

(n) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or AdobeSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(o) Jurisdiction. The parties hereby (i) irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in Wilmington, Delaware, (ii) waive any objection to laying of venue in any such action or proceeding in such courts, and (iii) waive any objection that such courts are an inconvenient forum or do not have jurisdiction over any party.

(p) Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional Notes after the date hereof, any Investor of such Notes may become a party to this Security Agreement by executing and delivering an additional counterpart signature page to this Security Agreement, and thereafter shall be deemed a “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Security Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as a “Investor” hereunder.

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IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

COMPANY

AMERICAN GENE TECHNOLOGIES INTERNATIONAL INC.

By:
Name:
Title:

Signature page to Security Agreement

IN WITNESS WHEREOF, Collateral Agent has caused this Security Agreement to be executed as of the day and year first above written.

COLLATERAL AGENT

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Address for Notices:

Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Attention: American Gene Technologies
Administrator

Signature page to Security Agreement

IN WITNESS WHEREOF, Investor has caused this Security Agreement to be executed as of the day and year first above written.

Investor

[●]

By:
Its:

By:
Name:
Title:

Signature page to Security Agreement

IN WITNESS WHEREOF, Investor has caused this Security Agreement to be executed as of the day and year first above written.

Investor

[●]

By:

Name:

Title:

ATTACHMENT 1

To Security Agreement

Existing Liens

ATTACHMENT 2

To Security Agreement

Description of Collateral

ATTACHMENT 3

To Security Agreement

Description of Equipment

[ATTACHED]